UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

GENERAL CANNABIS CORP

(Name of Registrant as Specified In Its Charter)

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GENERAL CANNABIS CORP
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of General Cannabis Corp, a Colorado corporation (the “Company”), to be held at the Company’s principal executive offices located at 6565 E. Evans Avenue, Denver, Colorado 80224 on April 20, 2018 at 9:00 a.m. Mountain Time.
The Annual Meeting of the Company is being held for the following purposes:
1.
To elect five (5) directors to the board of directors (the “Board of Directors”) to serve for one-year terms ending at the 2019 annual meeting of shareholders;

2.
To approve an increase to the number of shares authorized under the Company’s 2014 Equity Incentive Plan (the “2014 Plan”), by 5,000,000 shares, to 15,000,000 shares;

3.
To approve, on an advisory basis, the Company’s executive officer compensation;

4.
To approve, on an advisory basis, the frequency of future advisory votes on executive compensation;

5.
To ratify the appointment of Hall & Company, Certified Public Accountants & Consultants, Inc., as the independent registered public accounting firm of the Company for the year ending December 31, 2018;

6.
To approve an adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals; and

7.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 9, 2018 as the record date (the “Record Date”) for determining those shareholders who will be entitled to notice of and to vote at the Annual Meeting.
The instructions for voting are on the proxy card included with the paper copy of the proxy materials.
You are cordially invited to attend the Annual Meeting, but whether or not you plan to attend the Annual Meeting, please vote at your earliest convenience by dating and signing your proxy card and returning it in the enclosed postage paid envelope. You may revoke your proxy at any time before it is voted at the Annual Meeting. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. If you are a shareholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Robert L. Frichtel
Chief Executive Officer
Dated: March 13, 2018
Denver, Colorado

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 20, 2018: The 2017 Proxy Statement and the Annual Report to Shareholders for the year ended December 31, 2017 are also available at: Http://proxy.GENERALCANN.COM.

GENERAL CANNABIS CORP
PROXY STATEMENT
For Annual Meeting to be Held
April 20, 2018 at 9:00 a.m. Mountain Time
The enclosed proxy is solicited by the board of directors (the “Board of Directors”) of General Cannabis Corp (“we,” “us,” the “Company,” or “General Cannabis”), a Colorado corporation, in connection with the Annual Meeting of Shareholders of the Company to be held at the Company’s principal executive offices located at 6565 E. Evans Avenue, Denver, Colorado 80224 on April 20, 2018 at 9:00 a.m. Mountain Time (the “Annual Meeting”).
The purpose of the Annual Meeting is to vote on the following items of business: (1) the election of five (5) directors to the Board of Directors to serve one-year terms ending at the 2019 annual meeting of shareholders; (2) approval of an increase in the available shares under the Company’s 2014 Equity Incentive Plan; (3) approval, on an advisory basis, of the Company’s executive compensation; (4) approval, on an advisory basis, of the frequency of future advisory votes on executive compensation; (5) ratification of a prior stock option grant made by the Company to the Company’s Chairman; (6) ratification of the appointment of Hall & Company, Certified Public Accountants & Consultants, Inc., or “Hall and Company,” as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and (7) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Annual Report
Shareholders may request a free copy of our 2017 Annual Report on Form 10-K, by writing to Corporate Secretary, General Cannabis Corp, 6565 E. Evans Avenue, Denver, Colorado 80224. Alternatively, shareholders may access our 2017 Annual Report on the Company’s Web site located at www.generalcann.com. We will also furnish any exhibit to our 2017 Form 10-K, if specifically requested.
Quorum; Voting Rights
Holders of our common stock of record at the close of business on March 9, 2018 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. There were 35,433,990 shares of our common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum and to conduct business at the Annual Meeting. Abstentions will count toward the presence of a quorum. Broker non-votes also are counted for the purpose of establishing a quorum but are not considered to be entitled to vote. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Shareholders may not cumulate their votes.
Submitting Your Proxy
YOUR VOTE IS IMPORTANT. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to vote in advance. Simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.
Shareholders who hold their shares beneficially in a “street name” through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares. If you are a shareholder who owns shares through a nominee and you attend the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

How the Board Recommends that You Vote
The Board of Directors recommends the following votes:
(1)
“FOR” the election of the five (5) director nominees named in this proxy statement;

(2)
“FOR” the approval an increase in the available shares under the Company’s 2014 Equity Incentive Plan;

(3)
“FOR,” on an advisory basis, the compensation of our executive officers;

(4)
“FOR,” on an advisory basis, the frequency of future advisory votes on executive compensation;

(5)
“FOR” the ratification of the appointment of Hall & Company, Certified Public Accountants & Consultants, Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and

(6)
“FOR” the approval of an adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals.

Counting of Votes
If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted:
(1)
“FOR” the election of the five (5) director nominees named in this proxy statement;

(2)
“FOR” the approval an increase in the available shares under the Company’s 2014 Equity Incentive Plan;

(3)
“FOR,” on an advisory basis, the compensation of our executive officers;

(4)
“FOR,” on an advisory basis, the frequency of future advisory votes on executive compensation;

(5)
“FOR” the ratification of the appointment of Hall & Company, Certified Public Accountants & Consultants, Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and

(6)
“FOR” the approval of an adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of our transfer agent will assist us in the tabulation of the votes.
If you are a beneficial owner of shares and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or nominee will determine if it has the discretionary authority to vote on your behalf. See “— Broker Non-Votes” below.
Broker Non-Votes
If you are a beneficial owner, meaning that your shares are held through a broker or other nominee (see “Holders of record versus beneficial owners” below), and you do not instruct your broker or nominee on how to vote on a non-routine matter, a “broker non-vote” will occur. Brokers that hold shares of common stock in a “street name” for customers that are the beneficial owners of those shares may generally vote only on routine matters. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. A broker “non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. For beneficial holders that return their voting instructions but do not provide instructions on how to vote, your broker or other nominee will only have the discretion to vote on the ratification of the appointment of Hall & Company, Certified Public Accountants & Consultants, Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2018 (Proposal 6).
Abstentions
Abstentions will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business. A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the Annual Meeting.
Holders of Record Versus Beneficial Owners
If at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in “street name” and the Proxy Materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide that organization specific direction on how to vote, your shares held in the name of that organization may not be voted and will not be considered as present and entitled to vote on any matter to be considered at the Annual Meeting.
Voting Mechanics
If you are a holder of record, you may:
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vote in person — we will provide a ballot to stockholders who attend the Annual Meeting and wish to vote in person;

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vote by mail — using your paper proxy card, simply complete, sign and date the enclosed proxy card, then follow the instructions on the card; or

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vote via the Internet or via telephone — follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call.

Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on April 19, 2018. Submitting your proxy, whether via the Internet, by telephone or by mail, will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.
If you are not a holder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual Meeting if you have already voted by proxy.
Revoking Your Proxy or Changing Your Vote
Any proxy given may be revoked at any time before it is voted at the Annual Meeting. Revoke your proxy by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, submitting a later-dated vote by telephone or via the Internet, since only your latest telephone or Internet vote received by 11:59 p.m. Eastern Time on April 19, 2018 will be counted, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office is located at 6565 E. Evans Avenue, Denver, Colorado 80224.
Solicitation of Proxies
The Company pays the costs of soliciting proxies. We have engaged Okapi Partners LLC to serve as our proxy solicitor for the Annual Meeting at a base fee of  $12,500 plus reimbursement of reasonable costs and expenses. Okapi Partners LLC will provide advice relating to the content of solicitation materials, solicit banks, brokers and institutional investors to determine voting instructions, monitor voting, and deliver executed proxies to our voting tabulator. Our employees also may solicit proxies by telephone or in person. However, they will not receive additional compensation for soliciting proxies. The Company may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of these proxy materials to the beneficial holders and to request instructions for the execution of proxies. The Company may reimburse these persons for their related expenses. Proxies are solicited to provide all record holders of the Company’s stock an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting in person.
Delivery of Proxy Materials to Households
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g.brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of shareholder proxy material to any household at which two or more shareholders reside. If you and other residents at your mailing address own shares of our common stock in a “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:
Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Telephone (Toll-Free): (888) 785-6673
Email: info@okapipartners.com

PROPOSAL ONE
    ELECTION OF DIRECTORS
The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that the number of members constituting the Board of Directors will be between one and five members. The Company currently has five (5) authorized members on its Board of Directors.
The Board of Directors has nominated Peter Boockvar, Michael Feinsod, Robert L. Frichtel, Mark Green, and Duncan Levin as nominees for election as directors at the Annual Meeting. Each of the Board’s five (5) nominees is currently serving as a director of the Company. If elected, each such nominee will serve for a term expiring at our annual meeting of shareholders in 2019.
Unless you otherwise instruct us, your properly executed proxy that is returned in a timely manner will be voted for the election of these five (5) nominees. Each of Messrs. Boockvar, Feinsod, Frichtel, Green and Levin has advised the Company of his availability and willingness to serve if elected. If, however, any of these nominees should be unable to serve or for good cause will not serve, either your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine, or the Board may determine to reduce the size of the Board. You can find information about Messrs. Boockvar, Feinsod, Frichtel, Green and Levin below under the section “Board of Directors and Executive Officers.”
Vote Required
Directors are elected by a plurality of votes present in person or represented by proxy and entitled to vote. If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. You may vote either “for” or “withhold” your vote for the director nominee. A properly executed proxy marked “withhold” with respect to the election of the directors will not be voted with respect to the director nominee and will not affect the outcome of the election, although it will be counted for purposes of determining whether there is a quorum.
If you hold your shares in a “street name” and you do not instruct your broker on how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE DIRECTOR NOMINEES.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Information Concerning Director Nominees
Each of the persons named below will be nominated for election as a director of the Company at this Annual Meeting to serve for a term of one year ending at the 2018 annual meeting of shareholders and thereafter until his successor is duly elected and has qualified or until his death, resignation or removal. The nominees are currently serving as directors of the Company.
Name	Age	Positions
Michael Feinsod	47	Executive Chairman of the Board and Director
Robert L. Frichtel	54	Chief Executive Officer & Director
Peter Boockvar	48	Director
Mark Green	43	Director
Duncan Levin	42	Director
Michael Feinsod was appointed a director and elected Executive Chairman of the Board on August 4, 2014. Mr. Feinsod is the Managing Member of Infinity Capital, LLC, an investment management company he founded in 1999. Since January 2014, Mr. Feinsod has been an investor in the cannabis industry. Mr. Feinsod was a director of The Kingstone Companies, Inc. from 2008 through June 2015. From 2006 through 2013, he served in various executive positions at Ameritrans Capital Corporation, a business development company. Mr. Feinsod served as a director of Ameritrans from December 2005 until July 2013 and served as a director of its subsidiary, Elk Associates Funding Corporation, from December 2005 until April 2013. In April 2013, in connection with a settlement agreement, the United States Small Business Administration was appointed as the receiver of Elk Associates Funding Corporation. Mr. Feinsod served as an investment analyst and portfolio manager at Mark Boyar & Company, Inc. He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul, Hastings, Janofsky & Walker LLP. Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A. from George Washington University. We believe that Mr. Feinsod’s corporate finance, legal and executive-level experience, as well as his service on the boards of other public companies, give him the qualifications and skills to serve as one of our directors.
Robert L. Frichtel was appointed a director and as our Chief Executive Officer on August 14, 2013. Mr. Frichtel served as a managing partner of IBC Capital Group, a commercial real estate and finance company, from 2002 to June 2013. Between 1999 and 2001, Mr. Frichtel was the president and Chief Operating Officer of EOS Group, a division of Health Net, a NYSE listed healthcare company. Since 2001 Mr. Frichtel has consulted for numerous clients throughout the nation that are engaged in the medical cannabis business and has written articles for Bloomberg business regarding the cannabis industry. Mr. Frichtel received a Bachelor of Science degree in business administration from Colorado State University in 1985. We believe that Mr. Frichtel is qualified to act as one of our directors due to his past experience in commercial real estate and the cannabis industry.
Peter Boockvar was appointed a director on June 26, 2015. Mr. Boockvar is the Chief Market Analyst with The Lindsey Group, a macro economic and market research firm, and has been employed at that firm since July 2013. He is also the Chief Investment Officer for Bookmark Advisors, an asset management firm. From January 2007 until the present, Mr. Boockvar was the founder and manager of OCLI, LLC, a farmland real estate investment fund. From October 1994 to December 2012, he was an employee and partner at Miller Tabak + Co where he was most recently an equity strategist and a portfolio manager. He joined Donaldson, Lufkin and Jenrette in 1992 in their corporate bond research department as a junior analyst. He is a CNBC contributor and appears regularly on their television network. Mr. Boockvar graduated with a B.B.A. in Finance from George Washington University. We believe that Mr. Boockvar’s extensive knowledge of financial systems and investment company experience gives him the qualifications and skills to serve as one of our directors.
Mark Green was appointed a director on January 27, 2017. Mr. Green has extensive real estate investing experience across public and private markets spanning several business cycles. Between 2010 and the beginning of 2017, Mr. Green served as a Managing Director of Leucadia National Corporation, a

diversified holding company, and Jeffries LLC, a subsidiary of Leucadia, where he managed real estate principal investment activities and the commercial real estate debt business. From 2006 to 2010, Mr. Green was a founding member of the U.S. real estate finance group at UBS, where he oversaw the commitment of approximately $10 billion of principal debt and equity investments. From 2005 to 2006, he was a Managing Director at Eurohypo AG, and from 2000 to 2005, he was an Executive Director at CIBC World Markets. Mr. Green holds an MBA from Columbia Business School and a BS from Skidmore College, with cum laude honors. Mr. Green has appeared as a guest speaker at Columbia University, New York University and the Urban Land Institute on various occasions, and is a founding member of Columbia Business School’s Real Estate Circle, a real estate industry group consisting of top executives. We believe that Mr. Levin is qualified to act as one of our directors due to his significant real estate and land use experience.
Duncan Levin was appointed a director on November 22, 2016. Mr. Levin has been the managing partner of Tucker Levin, PLLC since January 2014. In that role, Mr. Levin regularly consults with a variety of businesses facing complex challenges, including regulatory, investigatory and anti-fraud issues. Mr. Levin served on the senior staff of the Manhattan District Attorney’s Office from August 2011 to August 2014, where he was Chief of Asset Forfeiture and supervised money laundering cases. From May 2008 to August 2011, Mr. Levin served as an Assistant United States Attorney at the United States Attorney’s Office for the Eastern District of New York, where he handled money laundering, asset forfeiture and Bank Secrecy Act cases. Mr. Levin holds a J.D. from Yale Law School and a B.A. from Yale University, where he was elected to Phi Beta Kappa. We believe that Mr. Levin’s legal expertise and knowledge of financial systems give him the qualifications and skills to serve as one of our directors.
CORPORATE GOVERNANCE AND BOARD MATTERS
Code of Business Conduct and Ethics
The Board has established a corporate Code of Ethics, as defined by Item 406 of Regulation S-K of the Exchange Act, and applies to our principal executive officer, principal financial officer, principal accounting officer or controller and all persons performing similar functions. Among other matters, the Code of Ethics is designed to ensure that:
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Company business is conducted in an ethical, moral and legal manner;

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reports, documents and other public communications made by the Company are delivered in a timely, fair, complete, accurate and understandable manner;

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mechanisms to monitor and promote compliance with applicable governmental laws, rules and regulations are established and maintained;

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business transactions are properly authorized and completely and accurately recorded on the Company’s books and records in accordance with generally accepted accounting principles and established Company financial policies; and

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employees work together in order to provide a mechanism for members of the organization to inform senior management of deviations from policies and procedures governing honest and ethical behavior.

Our Code of Ethics may be found on our website.
Director Independence
Mr. Peter Boockvar, Mr. Mark Green and Mr. Duncan Levin are considered as “independent” directors under the applicable definition of the listing standards of the NASDAQ Capital Market. Mr. Feinsod is not considered independent for purposes of serving on the audit committee under the NASDAQ Capital Market listing standards.
Family Relationships
There are no family relationships among any of our executive officers or directors.

Attendance of Directors at Board Meetings and Annual Meeting of Shareholders
During 2017, the Board of Directors met seven times, the Audit Committee met four times, and the Compensation Committee met twice. Each director who was on the Board during this timeframe attended at least 75% of the aggregate number of meetings held during his term of service.
The Company does not have a policy requiring its directors to attend the Annual Meeting of Shareholders.
Board Committees
Audit Committee
Our Audit Committee consists of each of Mr. Boockvar, Mr. Feinsod and Mr. Frichtel. The Audit Committee, among other things:
•
reviews the annual audited consolidated financial statements with management and the independent auditors and determines whether to recommend to the Board of Directors that they be included in our Annual Report on Form 10-K;

•
reviews proposed major changes to our auditing and accounting principles and practices;

•
reviews and evaluates our system of internal control;

•
reviews significant financial reporting issues raised by management or the independent auditors; and

•
establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters as well as the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

The Board has determined that Mr. Boockvar is an “audit committee financial expert” as defined in the applicable rules and regulations of the Exchange Act and is “independent.”
Compensation Committee
The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. The Compensation Committee is responsible for: (a) assisting the Board in fulfilling its fiduciary duties with respect to the oversight of our compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis.
Mr. Boockvar and Mr. Feinsod are the members of the Compensation Committee. During the year ended December 31, 2017, no executive officer of the Company served as a member of the compensation committee (or any other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee. Our Chief Executive Officer, upon request, may attend selected meetings of the Compensation Committee.
Board Leadership Structure
The Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board of Directors. Currently, the Company’s Chief Executive Officer serves on the Board but does not act as Chairman of the Board.

Role in Risk Oversight
Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. The Board of Directors believes an effective risk management system will allow the Company to (1) make timely identifications of the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or Audit Committee, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making.
The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.
The Director Nomination Process
The Board considers nominees from all sources, including shareholders. Shareholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. The Board of Directors will include directors who qualify as “independent” directors within the meaning of the listing standards of the NASDAQ Capital Market, as the same may be amended from time to time. Minimally, nominees should have a reputation for integrity, honesty, and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, they should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director.
Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Board seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. Additionally, the Board considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Board considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that the Board and each committee has the necessary resources to perform its respective functions effectively. The Board also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending Board and committee meetings. The re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Board will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at Board and committee meetings.
Director Nominees by Shareholders.   The Company’s Bylaws provide that shareholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures in the Bylaws, which are described under “Nominations of Persons for Election to the Board of Directors” and is a shareholder of record on the date of the giving of such notice and on the record date for the determination of shareholders entitled to vote at such meeting. Any such notice shall also include the information regarding the shareholder making the nomination and the nominee required by the Company’s Bylaws. Nominations made by shareholders in this manner are eligible to be presented by the shareholder at the meeting, but such nominees will not have been considered by the Board as a nominee to be potentially supported by the Company.

EXECUTIVE OFFICERS
Our current executive officers are listed below. Executive officers are appointed by the Board and serve at the Board’s discretion.
Name	Age	Position
Robert L. Frichtel	54	Chief Executive Officer
Brian Andrews	55	Chief Financial Officer and Principal Financial and Accounting Officer
Joe Hodas	47	Chief Operating Officer
Shelly Whitson	44	Chief Administrative Officer
Robert L. Frichtel was appointed a director and as our Chief Executive Officer on August 14, 2013. Mr. Frichtel served as a managing partner of IBC Capital Group, a commercial real estate and finance company, from 2002 to June 2013. Between 1999 and 2001, Mr. Frichtel was the president and Chief Operating Officer of EOS Group, a division of Health Net, a NYSE listed healthcare company. Since 2001 Mr. Frichtel has consulted for numerous clients throughout the nation that are engaged in the medical cannabis business and has written articles for Bloomberg business regarding the cannabis industry. Mr. Frichtel received a Bachelor of Science degree in business administration from Colorado State University in 1985. We believe that Mr. Frichtel is qualified to act as one of our directors due to his past experience in commercial real estate and the cannabis industry.
Brian Andrews was appointed as our Chief Financial Officer and Principal Financial and Accounting Officer on September 15, 2017. Prior to his appointment as Chief Financial Officer, Mr. Andrews served as the Company’s Vice President of Finance since January 2017. From August 2013 to January 2017, Mr. Andrews worked for NOW CFO, LLC, where he provided accounting and finance consulting services to numerous public and private companies, including the Company from September 2015 through January 2017. While at NOW CFO, Mr. Andrews was responsible for his clients’ SEC filings, implementing management reporting, due diligence and process improvements. From November 2011 to July 2013, Mr. Andrews served as corporate controller for Mesa Labs, Inc., a public medical device company, where he was responsible for SEC filings, Sarbanes-Oxley compliance, management reporting, acquisition due diligence and integration, and oversight of all accounting functions. Mr. Andrews also has fifteen years of experience as an auditor, most recently with PricewaterhouseCoopers LLC as a director in their audit practice, serving both public and private companies. He is licensed as a certified public accountant in the state of Colorado and holds a Bachelor of Science degree in Accounting with a minor in Finance from the University of Kansas.
Joe Hodas was appointed as our Chief Operating Officer on February 21, 2018. Prior to his appointment as Chief Operating Officer of General Cannabis Corp., Mr. Hodas served as Principal of his consulting firm, CXjoe, LLC from November 2017 to February 2018, where he assisted multiple early stage start-up companies in a shared executive role ranging from business development to operations and marketing. From January, 2014 until December 2017, Mr. Hodas was Chief Marketing Officer at Dixie Brands, Inc., where he was responsible for the overall brand development and national expansion of multiple cannabis and CBD brands. Before joining Dixie Brands, Inc., Mr. Hodas served as Executive Vice President of Channels for Colorado marketing and advertising agency Vladimir Jones from December 2008 to January 2014. In that role, he focused on all areas of paid, owned and earned media, while also helping grow the company’s overall revenue. In addition, over the past decade Mr. Hodas has served in various leadership roles for well-regarded brands such as Smashburger, Quiznos and Frontier Airlines. Joe earned a Master of Sciences in Public Relations and Marketing from the University of Denver. He holds a Bachelor of Arts from The University of Texas at Austin.
Shelly Whitson was appointed as our Chief Administrative Officer on September 15, 2017. Prior to her appointment as Chief Administrative Officer, Ms. Whitson served as our Principal Financial and Accounting Officer from November 1, 2015, and as controller from March 2014. In addition, she served as the controller for Rocky Mountain Disposables, a small packaging firm in Denver, Colorado from June 2009 to March 2014, where she managed the firm’s financial operations. From July 2007 to June 2009, Ms. Whitson was employed as a staff accountant for a Peterson & Scharf, a certified public accountant firm, where she maintained the financial records and prepared tax returns for many small to medium sized corporations and partnerships. In addition to her accounting background, Ms. Whitson previously held a Real Estate Brokers license in both Colorado and Nevada where she sold both commercial and residential real estate. Ms. Whitson holds a Bachelor of Science degree in Business Administration with a concentration in finance from Montana State University. Ms. Whitson is currently pursuing a Master’s degree of Accountancy at Colorado State University.
EXECUTIVE OFFICER & DIRECTOR COMPENSATION
Introduction
This Executive Officer & Director Compensation section is designed to provide shareholders with an understanding of our compensation program and to discuss the compensation earned for 2017 by our named executive officers. The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter.
Named Executive Officers
In 2017, our named executive officers were:
•
Robert L. Frichtel, President and Chief Executive Officer

•
Brian Andrews, Chief Financial Officer

•
Shelly Whitson, Chief Administrative Officer

Our Philosophy on Executive Compensation
Our primary objectives with respect to executive compensation are to attract and retain the best possible executive talent, to link annual compensation (cash and stock-based) and long-term stock-based compensation to achievement of measurable corporate goals and individual performance, and to align executives’ incentives with shareholder value creation. To achieve these objectives, we are endeavoring to implement and maintain compensation plans that tie our executives’ overall compensation to our financial performance and return to shareholders. Overall, the total compensation opportunity is intended to create a competitive executive compensation program.
Our Process for Executive Compensation
The Compensation Committee oversees our executive compensation program. The Compensation Committee develops and recommends to the Board the overall compensation package for our Chief Executive Officer and, with the additional assistance of our Chief Executive Officer, for each of our other executive officers. Our Chief Executive Officer does not participate in determining his compensation. Although objective criteria may be used, the Compensation Committee retains final discretion in determining the compensation of our executive officers. In general, the Compensation Committee makes its final determination of both annual incentive awards and awards earned based on long-term performance in the first quarter following the end of each performance period.
In implementing and administering the Company’s compensation philosophy, the Committee:
•
Reviews market data to assess the competitiveness of the Company’s compensation policies;

•
Reviews the Company’s performance against the Company’s plans and budgets and considers the degree of attainment of performance goals and objectives; and

•
Reviews the individual performance of each executive officer.

As a general practice, the Committee makes significant decisions over multiple meetings, discussing conceptual matters, reviewing preliminary recommendations, reviewing final recommendations and reviewing advice of legal advisors before acting. The Committee also holds special meetings as necessary in order to perform its duties.
Elements of Named Executive Officer Compensation
Our named executive officer compensation consists of base salary, annual performance based cash and equity incentives, long-term equity plan participation and customary broad-based employee benefits. In addition, on occasion, the Compensation Committee may award special bonuses to the named executive officers. The mix of base salary, annual bonus opportunity based on achievement of objectives and long-term stock-based compensation incentive (in the form of appreciation in shares underlying stock options and restricted stock units) varies depending on the officer’s position level.
The following discussion describes the mix of compensation methods that we use.
Base Salary.   Base salaries for our named executive officers are established based on the scope of their responsibilities. Base salaries are reviewed on an annual basis and any increases are similar in scope to our overall corporate salary increase, if any.
Annual Incentives.   Our employment contracts with our named executive officers provide them with an opportunity to receive annual cash and stock incentive compensation consisting of the possibility of receipt of a cash bonus and a stock or option award. Any such annual incentive would be dependent upon attaining specific corporate and/or personal objectives for the prior fiscal year, as well as the Company achieving its stated financial budget. Our goal with bonuses to our named executive officers is to reward executives in a manner that is commensurate with the level of achievement of certain financial and operational goals that we believe, if attained, result in greater long-term shareholder value. We believe that stock ownership is an important factor in aligning corporate and individual goals. The Board of Directors approves these financial and strategic goals on an annual basis.
Long-term Incentives.   The Company’s stock option program is designed to reward executives when they have created substantial value for shareholders over a specified period of time. It does this, in part, by (a) vesting each grant of options over a period of one or more years, and (b) instituting strike prices for options that are at or above current market prices, such that the award only has value if the Company’s stock price increases. We believe that providing long-term incentives as a component of compensation helps us to attract and retain our named executive officers. These incentives also align the financial rewards paid to our named executive officers with our long-term performance, thereby encouraging our named executive officers to focus on our long-term performance goals.
Other Benefits.   Named executive officers are eligible to participate in all of our employee benefit plans, such as health and welfare benefits.
REPORT OF THE COMPENSATION COMMITTEE
To the Board of Directors:
The Compensation Committee has reviewed the Executive Officer & Director Compensation section and discussed it with Company management. In reliance on its review and the discussions referred to above, the Compensation Committee recommended to the Board that the Executive Officer & Director Compensation section be included in the Company’s Proxy Statement.
Respectfully Submitted,
The Compensation Committee
Peter Boockvar
Michael Feinsod

Summary Compensation Table
The following table provides certain information regarding compensation awarded to, earned by or paid to persons serving as our Chief Executive Officer during the years ended December 31, 2017 and 2016, and our two other highly compensated officers, or other employee if there were not two other officers, who had total compensation exceeding $100,000 for the years ended December 31, 2016 and 2015 (each a “named executive officer”).
Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	All Other ($)	Total ($)
Robert Frichtel, President and Chief Executive Officer	2017	150,000	—	—	547,810	—	697,810
	2016	150,000			783,254		933,254
Brian Andrews,(1) Principal Financial and Accounting Officer (Joined January 21, 2017)
	2017	98,174	—	—	783,254	—	418,805

Shelly Whitson,(1) Chief Administrative Officer	2017	90,410	—	—	184,789	—	275,199
	2016	76,250			154,232		230,482

(1)
Mr. Andrews was hired effective January 21, 2017, and became the principal financial and accounting officer on September 15, 2017. Ms. Whitson served as the principal financial and accounting officer during 2016 and up through September 14, 2017, at which point she was appointed chief administrative officer.

(2)
Represents equity-based compensation expense calculated in accordance with the provisions of Accounting Standards Codification Section 718 — Compensation — Stock Compensation, using the Black-Scholes option pricing model as set forth in Notes to our consolidated financial statements in Item 8.

CEO Compensation Pay Ratio
We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create shareholder value. We monitor the relationship between the compensation of our executive officers and the compensation of our non-managerial employees. For 2017, the total compensation of Robert Frichtel, our Chief Executive Officer of  $697,810 as shown in the Summary Compensation Table above (the “CEO Compensation”), was approximately 7.3 times the total compensation for a median employee calculated in the same manner of  $95,300. The total CEO cash compensation in 2017 of  $150,000 was approximately 3.5 times the total compensation of a median employee calculated in the same manner of  $43,000.
We identified the median employee using the annual base salary and expected bonus, as of December 31, 2017, plus any long term incentive stock awards granted in 2017 for all individuals, excluding our chief executive officer, who were employed by us on December 31, 2017, the last day of our payroll year (whether employed on a full-time, part-time, or seasonal basis). After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our CEO Compensation.

Outstanding Equity Awards at Fiscal Year-End
The table below reflects all outstanding equity awards made to any named executive officer that were outstanding at December 31, 2017.
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Robert L. Frichtel	December 21,2017	—	10,000	$4.23	December 20, 2022
	September 26, 2017	—	10,000	1.34	September 25, 2022
	June 20, 2017	—	10,000	1.92	June 19, 2022
	March 31, 2017	—	10,000	2.41	March 30, 2021
	December 30, 2016	15,000	—	3.20	December 29, 2021
	September 7, 2016	1,250,000	—	0.76	September 7, 2019
	July 1, 2016	35,000	—	0.90	July 1, 2019
	April 1, 2016	25,000	—	0.61	April 1, 2019
	December 18, 2015	75,000	—	0.60	December 17, 2018
	August 31, 2015	200,000	—	1.03	August 30, 2018
	June 26, 2015	25,000	—	2.10	June 25, 2018
	May 1, 2015	300,000	—	3.75	April 30, 2018
Brian Andrews	December 21, 2017	—	25,000	4.23	December 20, 2022
	September 15, 2017	100,000	200,000	1.39	September 14, 2022
	June 20, 2017	—	15,000	1,92	June 19, 2022
	March 31, 2017	—	7,500	2.41	March 30, 2021
	January 24, 2017	25,000	—	2.69	January 23, 2022
Shelly Whitson	December 21,2017	—	5,000	4.23	December 20, 2022
	September 26, 2017	—	5,000	1.34	September 25, 2022
	June 20, 2017	—	5,000	1.92	June 19, 2022
	March 31, 2017	—	5,000	2.41	March 30, 2021
	December 30, 2016	—	10,000	3.20	December 29, 2021
	September 7, 2016	—	400,000	0.76	September 7, 2019
	July 1, 2016	—	25,000	0.90	July 1, 2019
	April 1, 2016	—	15,000	0.61	April 1, 2019
	December 18, 2015	25,000	—	0.60	December 17, 2018
	June 26, 2015	25,000	—	2.10	June 26, 2018
Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans
The Company does not have a defined contribution plan under Section 401(k) of the Internal Revenue Code although it may adopt one or more of such plans in the future.
Employment Contracts
Robert L. Frichtel
On May 1, 2015, we entered into an employment agreement with Mr. Frichtel in order to secure his continued employment as our Chief Executive Officer. Mr. Frichtel receives a base salary of  $150,000 per year, which may be increased (but not decreased) subject to annual review by the Board of Directors. Mr. Frichtel is eligible for an annual discretionary bonus and is entitled to participate in any employee benefit plan we have adopted or may adopt. The term of the agreement expires on December 31, 2018. Additional terms relating to the Company’s payment obligations in connection with an employment termination or change in control are described below.

Brian Andrews
On September 15, 2017, the Board appointed Brian Andrews as Chief Financial Officer, and Principal Financial and Accounting Officer of the Company. Mr. Andrews receives a base salary of  $140,000 per year, which, contingent upon performance, shall be increased the same percentage as any raise the CEO receives. Mr. Andrews is eligible for an annual discretionary bonus and is entitled to participate in any employee benefit plan we have adopted or may adopt. Additional terms relating to the Company’s payment obligations in connection with an employment termination or change in control are described below.
Payments upon Termination or Change in Control
The Company provides severance and change in control arrangements in certain of the employment agreements it has executed with its named executive officers. Following is a summary of the payments that the Company’s named executive officers who held office in 2017 would have received in the event of a termination or termination after a change in control on December 31, 2017 (provided such termination was not effected by the Company for cause or by the officer without good reason), or in the event of a change of control of the Company on December 31, 2017:
Robert L. Frichtel
If Mr. Frichtel’s employment is terminated without cause or for good reason prior to the end of the term of the agreement, he is entitled to receive his base salary for 20 months following the date of termination, a pro rata bonus, and a monthly amount equal to the difference of his premium costs for such COBRA coverage less the active employee rate paid under the health plans until 18 months after termination (subject to certain exceptions).
Brian Andrews
If Mr. Andrews’s employment is terminated without cause or for good reason or death or disability, he is entitled to receive a one-time payment equal to the pro rata amount of his base salary of  $140,000. In the event of a change of control, Mr. Andrews shall receive a one-time payment equal to his base salary of $140,000.
Shelly Whitson
Ms. Whitson has no severance and change in control arrangements in her employment agreement.
Director Compensation
For the fiscal year ended December 31, 2017, we compensated our non-employee directors by granting such directors an option to purchase 25,000 shares of our common stock each quarter during such fiscal year. Each option granted to the non-employee director shall vest in full on the one year anniversary of the grant. The exercise price is equal to the closing price of the common stock on the date of grant. In addition, upon Mr. Green’s appointment to the Board, we granted Mr. Green an option to purchase 100,000 shares of our common stock at an exercise price of  $2.55 per share. The option shall vest in full upon the one year anniversary of the grant.
Director Compensation Table
The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2017 by our Board of Directors for service on the board of directors.
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
Michael Feinsod	$2,667	—	$741,268	$743,935
Peter Boockvar	—	—	$507,944	$507,944
Mark Green	—	—	$288,318	$288,318
Duncan Levin	—	—	$145,759	$145,759

Outstanding Director Option Awards at Fiscal Year End
The following options granted as director compensation were outstanding as of December 31, 2017: Michael Feinsod — 2,625,000; Peter Boockvar — 1,400,000; Mark Green — 200,000; and Duncan Levin — 225,000.
Indemnification Agreements
We have entered into an indemnification agreement with each of our directors and executive officers. Subject to certain exceptions, the indemnification agreements provide that an indemnitee will be indemnified, to the fullest extent permitted under Colorado law, who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the indemnitee’s status with or service to the Company or to another entity at our request. The indemnification agreements provide that an indemnitee will also be indemnified for expenses incurred and judgments, fines and amounts paid in settlement by the indemnitee. The indemnification agreements also provide for advancement of expenses incurred by an indemnitee in connection with an indemnifiable claim, subject to reimbursement in certain circumstances.
The rights of each indemnitee are in addition to any other rights provided for under the Company’s articles of incorporation and bylaws, as each may be amended from time to time, and under Colorado law.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are exercisable as of the Record Date or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of March 5, 2018, based on 35,433,990 issued and outstanding shares of common stock, by:
•
Each person known to be the beneficial owner of 5% or more of the Company’s outstanding common stock;

•
Each director and director nominee;

•
Each named executive officer; and

•
All of the executive officers and directors as a group.

To our knowledge, except as indicated by footnote and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the number of shares of common stock set forth opposite such person’s name. Unless otherwise indicated, the address of our officers and directors is: c/o General Cannabis Corp 6565 E. Evans Avenue, Denver, Colorado 80224.
	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Shares
5% shareholders:
Lloyd Goldman(1)	2,835,000	8%
Named Executive Officers and Directors:
Robert Frichtel(2)(9)	1,935,000	5%
Brian Andrews(3)(9)	232,500	1%
Shelly Whitson(4)(9)	485,000	1%
Michael Feinsod(5)(9)	3,265,700	9%
Peter Boockvar(6)(9)	1,325,000	4%
Mark Green(7)(9)	125,000	*
Duncan Levin(8)(9)	150,000	*
All current directors and executive officers as a group ((7) persons)	7,518,200	18%

*
Indicates less than 1%.

(1)
This amount is reflected on a Schedule 13G filed by Mr. Goldman on March 5, 2018. The address for Mr. Goldman is 417 5th Avenue, New York, New York 10016.

(2)
Includes options to purchase 1,935,000 shares of common stock, based on a Schedule 13D filed on February 14, 2018.

(3)
Includes options to purchase 232,500 shares of common stock and warrants to purchase 250,000 shares of common stock.

(4)
Includes options to purchase 485,000 shares of common stock.

(5)
Includes 1,015,700 shares of common stock beneficially owned by Mr. Feinsod and Infinity Capital, options to purchase 2,150,000 shares of common stock, and warrants to purchase 100,000 shares of common stock under the DB Agreement. As the managing member of Infinity Capital, Mr. Feinsod may be deemed to be the beneficial owner of the shares of common stock that are held by Infinity Capital.

(6)
Includes options to purchase 1,325,000 shares of common stock.

(7)
Includes options to purchase 125,000 shares of common stock.

(8)
Includes options to purchase 150,000 shares of common stock.

(9)
The business address for these persons is c/o General Cannabis Corp, 6565 E. Evans Avenue Denver, Colorado 80224.

AUDIT INFORMATION
Fees to Independent Registered Public Accounting Firm for Fiscal Year 2017 and 2016
Audit fees consist of fees for professional services rendered for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in our Quarterly Reports on Form 10-Q. Audit-related fees relate to procedures performed in conjunction with our Form S-1 and Form S-3 filings. The aggregate fees billed for professional services rendered by our principal accountants, Hall and Company, Inc. were as follows:
	Fees for the Year Ended December 31,
	2017	2016
Service
Audit Fees	$72,000	$61,500
Audit-related Fees	$13,400	13,000
Tax Fees	—	—
Total	$85,400	$74,500

Pre-Approval Policy
The Audit Committee pre-approves all auditing services and permitted non-audit services, if any, including tax services, to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit. The scope of the pre-approval includes pre-approval of all fees and terms of engagement. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE
To the Board of Directors:
We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2017.
We have discussed with Hall & Company, Inc., the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board.
We have received and reviewed the written disclosures and the letter from Hall & Company required by applicable requirements of the Public Company Accounting Oversight Board regarding Hall & Company communications with the Audit Committee concerning independence, and have discussed with Hall & Company, Inc. their independence.
Based on the reviews and discussions referred to above, we recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.
During the course of 2017, the Audit Committee continued to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparation for the evaluation in 2017. The Audit Committee was kept apprised of the progress of the 2017 evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee reviewed periodic updates provided by management and Hall & Company. At the conclusion of the process, management provided the Audit Committee with, and the Audit Committee reviewed, a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee also reviewed Management’s Report on Internal Control Over Financial Reporting included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as well as Hall & Company’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of the consolidated financial statements and the effectiveness of internal control over financial reporting.
Respectfully Submitted,
The Audit Committee
Peter Boockvar
Michael Feinsod
Robert L. Frichtel

PROPOSAL TWO
APPROVAL OF INCREASE IN SHARES AVAILABLE UNDER 2014 PLAN
The material terms of the 2014 Plan are summarized below. A copy of the full text of the 2014 Plan is attached to this proxy statement as Appendix A. This summary is not intended to be a complete description and is qualified in its entirety by the actual text of the 2014 Plan to which reference is made.
Our 2014 Plan was adopted by our Board of Directors on October 29, 2014 and approved by our shareholders on June 26, 2015. The 2014 Plan was amended by the Board for the increase in shares and make certain other amendments on March 9, 2018. The 2014 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any subsidiary employees, and for the grant of non-qualified stock options, stock awards (which are awards denominated in stock or units of stock for which the holder is not obligated to pay additional consideration) and restricted stock purchase offers, and any combination thereof to our employees, directors, and consultants and to employees, directors, and consultants of our subsidiaries.
As of March 9, 2018, approximately four officers, four directors, 80 employees, and no consultants were eligible to participate in the 2014 Plan. Such persons are eligible to participate in the 2014 Plan on the basis that such participation provides an incentive, through ownership of the Company’s common stock, to continue in service to the Company and related entities, and to help the Company compete effectively with other enterprises for the services of qualified persons. As of March 9, 2018, the closing price of a share of our common stock on the OTCQB was $3.64.
If approved by our shareholders, an additional 5,000,000 shares of our common stock will be added to the existing 10,000,000 shares of our common stock under the 2014 Plan, for a total of 15,000,000 shares of our common stock available for issuance under the 2014 Plan.
The 2014 Plan allows us to offer equity awards, which we believe is necessary for us to retain, motivate and attract experienced and highly qualified service providers. Shareholder approval of the increase will allow us to grant these awards.
The 2014 Plan is administered by our Board of Directors, although it may delegate such administration to the Compensation Committee or such other committee thereof  (the “administrator”). Subject to the other provisions of the 2014 Plan, the administrator may (a) grant incentive stock options, or non-qualified stock options, stock awards or restricted stock purchase offers; (b) determine in good faith the fair market value of the stock, subject to the 2014 Plan; (c) determine who may receive grants and the number of shares, restrictions, terms and conditions to be included in such grants; (d) construe and interpret the 2014 Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies therein or in any grant; (f) consistent with the 2014 Plan and with the consent of the participant, as appropriate, amend any outstanding grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to participants without constituting termination of their employment for the purpose of the 2014 Plan or any grant; and (h) make all other determinations necessary or advisable for the 2014 Plan’s administration. The Board may authorize one or more Company officers to grant awards subject to such limitations as the Board determines from time to time, subject to applicable laws
If any grant terminates or expires, any shares allocated thereto but remaining unpurchased or unvested upon such expiration or termination will again be available for grants under the 2014 Plan. Any shares of stock issued pursuant to a grant and repurchased pursuant to the terms thereof will also be available for future grants under the 2014 Plan.
The 2014 Plan allows for the grant of incentive stock options only to our employees and employees of our subsidiaries. Non-qualified stock options may be granted to our employees and directors and those of certain of our subsidiaries. The per share exercise price of non-qualified stock options is determined at the discretion of the Board of Directors. The per share exercise price of incentive stock options must be equal to at least the per share fair market value of our common stock on the date of grant. With respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date (“10% Holder”), the exercise price must equal at least

110% of the fair market value on the grant date. Any option granted to an employee will become exercisable over a period of no longer than five (5) years. In no event will any option be exercisable after the expiration of ten (10) years from the date it is granted, and no incentive stock option granted to any 10% Holders employee will be exercisable after the expiration of five (5) years from the date of grant.
If an optionee’s status as an employee terminates other than disability or death, then the optionee (or the person entitled to succeed to the option) may exercise the exercisable portion of the option as of the date of termination within ninety (90) days after such termination (or, in the event of  “termination for good cause”, the option will automatically terminate as of the termination as to all shares covered by the option). With respect to nonstatutory options, the Board of Directors may specify such period for exercise, not less than 90 days (except that in the case of  “termination for cause” or removal of a director, the option will automatically terminate as of the termination as to all shares covered by the option as the Board of Directors deems reasonable and appropriate).
If an optionee is “disabled” at the time of termination, the ninety (90) day period discussed above will be a period, as determined by the Board of Directors, of not less than six (6) months nor more than one (1) year after the termination.
If an optionee dies, the portion of such optionee’s option which was exercisable at the date of death may be exercised within (i) a period, as determined by the Board of Directors, of not less than six (6) months nor more than one (1) year after the optionee’s death, which period will not be more, in the case of a nonqualified stock option, than the period for exercise following termination, or (ii) during the remaining term of the option, whichever is the lesser.
No option is transferable except by will or by the laws of descent and distribution. During the lifetime of an optionee, the option may be exercisable only by the optionee and shall not be assignable or transferable by the optionee, and no other person will acquire any rights therein. At the discretion of the Board of Directors, an option may include a provision whereby the optionee may elect to exercise all or any portion of the option prior to the stated exercise date of the option or any installment thereof.
The exercise price will be paid in cash or check made payable to the Company. If the Company’s stock is registered under Section 12(g) of the Exchange Act at the time the option is exercised, then the exercise price may also be paid in stock of the Company held by the optionee (subject to further restrictions in the 2014 Plan) or through a special broker-assisted sale and remittance procedure. At the discretion of the Board of Directors, the exercise price may also be paid by optionee’s delivery of a promissory note or in such other form of consideration permitted by the corporations law of the State of Colorado.
Subject to any required action of shareholders, the number of shares covered by each outstanding option and the exercise price will be proportionately adjusted for any increase or decrease in the number of issued shares of stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company (however, the conversion of any convertible securities of the Company will not be deemed to have been “effected without receipt of consideration” by the Company).
In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company, unless otherwise provided by the Board of Directors, options will terminate. If the entity which is the surviving entity does provide a substitute for any unexercised option, the Board may allow all optionees to exercise all options, whether vested or not. Any such right granted would be granted to all optionees not receiving a substitute award from the surviving entity.
Subject to any required action of shareholders, if the Company is the surviving entity in any merger or consolidation, each outstanding option thereafter will pertain to and apply to the securities to which a holder of shares of Company stock equal to the shares subject to the option would have been entitled by reason of such merger or consolidation.

Subject to the terms and conditions and within the limitations of the 2014 Plan, the Board of Directors may modify an option, or, once an option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding options or accept the surrender of outstanding options and authorize the granting of new options in substitution for such options, if permissible under Section 422 of the Code and applicable state securities laws. However, no modification of an option will, without the consent of the optionee, alter to the optionee’s detriment or impair any rights or obligations under any option theretofore granted.
The options will have such other provisions and restrictions (including transfer restrictions and repurchase rights in favor of the Company) as the administrator deems advisable.
The 2014 Plan allows for the grant of stock awards and restricted stock purchase offers. All or part of any stock award and shares issued thereunder may be subject to conditions established by the administrator. A restricted stock purchase offer will be subject to such (i) vesting contingencies related to the participant’s continued association with the Company or its subsidiaries for a specified time and (ii) other specified conditions as the administrator may determine consistent with the provisions of the 2014 Plan, including restrictions for shares issued under a restricted stock purchase award. With administrator approval, stock awards or restricted stock purchase offers may be deferred. Dividends or dividend equivalent rights may be extended to and made part of any stock award or restricted stock purchase offer, subject to such terms, conditions and restrictions as the administrator may establish.
Unless the stock award agreement or restricted stock purchase offer specifies otherwise, the administrator may cancel any unexpired, unpaid, or deferred grants at any time if the participant is not in compliance with all other applicable provisions of the stock award agreement or restricted stock purchase offer, the 2014 Plan and with certain conditions and restrictive covenants specified in Section 6(c) of the 2014 Plan.
Except in connection with death or disability, and for limited circumstances involving termination of employment to assume a position with a governmental, charitable or educational institution, in each case as further described in the 2014 Plan, no grant or any other benefit under the 2014 Plan will be assignable or transferable, or payable to or exercisable by, anyone other than the participant to whom it was granted.
If the employment or service of a participant terminates, then, other than as described below, all unexercised, deferred and unpaid stock awards or restricted stock purchase offers will be cancelled immediately, unless the stock award agreement or the restricted stock purchase offer provides otherwise.
When a participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the administrator may permit stock awards or restricted stock purchase offers to continue in effect beyond the date of retirement. When a participant resigns and, in the judgment of the administrator, the acceleration and/or continuation of outstanding stock awards or restricted stock purchase offers would be in the best interests of the Company, the administrator may (i) authorize the acceleration and/or continuation of all or any part of grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such grants for such period as may be set forth in the applicable grant agreement, subject to earlier cancellation as provided in the 2014 Plan or at such time as the administrator deems the continuation of all or any part of the participant’s grants are not in the Company’s best interest. In the event of death, the participant’s estate or beneficiaries will have a period up to the expiration date specified in the grant agreement within which to receive or exercise any outstanding grant held by the participant under such terms as may be specified in the applicable grant agreement. In the event a participant is deemed by the administrator to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, grants and rights to any such grants may be paid to or exercised by the participant, if legally competent, or a committee or other legally designated guardian or representative if the participant is legally incompetent by virtue of such disability. After the death or disability of a participant, the administrator may (1) terminate restrictions in grant agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the participant, the participant’s estate, beneficiaries or representative.

In the event of uncertainty as to interpretation of or controversies concerning stock awards and restricted stock purchase offers, the determinations of the administrator will be binding and conclusive.
Unless otherwise provided in the applicable grant agreement, in the event of a Change in Control (as defined in the 2014 Plan), 50% of the vesting restrictions applicable to each participant’s unvested grant(s) will terminate fully and the participant (i.e., to the extent that a participant’s option(s) are unvested, 50% of such unvested portion will vest).
The Board may, if permitted by law, with respect to any shares at the time not subject to outstanding grants, suspend or terminate the 2014 Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment may (i) increase the number of shares subject to the 2014 Plan, (ii) decrease the price at which grants may be granted, (iii) materially increase the benefits to participants, or (iv) change the class of persons eligible to receive grants under the 2014 Plan. However, no such action may alter or impair the rights and obligations under any grant outstanding as of the date thereof without the written consent of the participant thereunder.
In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the administrator may adjust proportionally (a) the number of shares of stock (i) reserved under the 2014 Plan, (ii) available for options and (iii) covered by other awards; (b) the stock prices related to outstanding grants; and (c) the appropriate fair market value and other price determinations for such grants. In the event of any other change affecting the stock or any distribution (other than normal cash dividends) to holders of stock, such adjustments as may be deemed equitable by the administrator will be made. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the administrator will be authorized to issue or assume stock options, and other grants, by means of substitution of new grant agreements for previously issued grants or an assumption of previously issued grants.
In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the administrators will be indemnified by the Company for certain expenses incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the 2014 Plan. The 2014 Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, will be governed by the law of the State of Colorado and construed accordingly. The 2014 Plan has a ten (10) year term, but may be terminated earlier in accordance with the terms and conditions of the 2014 Plan.
Certain U.S. Federal Tax Consequences
The following summary of the federal income tax consequences of 2014 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences. As such, please refer to the applicable provisions of the Code for additional information.
Non-Qualified Stock Options.   Except as provided under Section 409A of the Code discussed below (“Section 409A”), the grant of a non-qualified stock option under the 2014 Plan generally will not result in any U.S. Federal income tax consequences to the grantee or to the Company. Upon exercise of a non-qualified stock option, the grantee is generally subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the grantee, subject to possible limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount. Any gain or loss on the grantee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

Absent special limitations on exercisability, in the event a nonqualified stock option is granted with an exercise price less than 100% of the fair market value of our common stock on the date of grant or amended in certain respects, such option may be considered deferred compensation and subject to Section 409A, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law.
Incentive Stock Options.   The grant of an incentive stock option under the 2014 Plan will not result in any U.S. Federal income tax consequences to the grantee or to the Company. A grantee recognizes no U.S. Federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the grantee has held the shares of common stock. If the grantee does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the grantee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.
If the grantee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition, which is referred to as a “disqualifying disposition.” The amount of such ordinary income generally is the lesser of  (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the grantee, subject to possible limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount.
The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a grantee’s alternative minimum tax liability exceeds such grantee’s regular income tax liability, the grantee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the grantee must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
In the event that an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A, which provides rules regarding the timing of payment of deferred compensation. An option subject to Section 409A which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest, and similar treatment under state law. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.
Restricted Stock Purchase Offers.   The grant of restricted stock purchase offers will generally subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the grantee’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock purchase offers may make an election under Section 83(b) of the Code, which is referred to as a “Section 83(b) Election,” to recognize as ordinary compensation income in the year that such restricted stock or performance shares are granted, the amount equal to the spread between the amount paid for such stock (if any) and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock or performance share is issued.
The foregoing is only a summary of the U.S. Federal income tax consequences of 2014 Plan transactions, and is based upon U.S. Federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax consequences of a grantee’s death or the tax laws of any municipality, state or foreign country to which the grantee may be subject.
New Plan Benefits.
Awards under the 2014 Plan are based on the discretion of the administrator and/or the Company’s achievement of performance targets established by the administrator, and it is not currently possible to determine the amounts that will be received by persons participating in the 2014 Plan in the future.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2014 PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

PROPOSAL THREE
APPROVAL OF AN ADVISORY (NON-BINDING) RESOLUTION ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to periodically conduct a non-binding advisory vote on the compensation of our named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of our named executive officers. At our 2015 annual meeting of shareholders, our shareholders voted on the frequency of future advisory “say on pay” votes and agreed with our recommendation that such “say on pay” votes be conducted every three years. Through this proxy statement, we will be asking our shareholders to affirm that recommendation. At the Annual Meeting, an advisory (non-binding) shareholder resolution to approve the compensation of our named executive officers as disclosed in this proxy statement will be presented to our shareholders for consideration as follows:
RESOLVED, that the shareholders of the Company approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Report of the Compensation Committee, the compensation tables and related material in the proxy statement for the Company’s 2018 Annual Meeting of Shareholders.
This vote will not be binding on our Board or Compensation Committee and may not be construed as overruling a decision by the Board or Compensation Committee or create or imply any additional fiduciary duty. It will also not affect any compensation paid or awarded to any executive officer. The Board and the Compensation Committee may, however, consider the outcome of the vote when establishing future executive compensation arrangements.
The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of shareholder value. We believe that our compensation policies and procedures are strongly aligned with the long-term interests of our shareholders. The Board and Compensation Committee believe that the compensation of our named executive officers, as disclosed in this proxy statement, is reasonable and appropriate, is justified by our performance and is the result of a carefully considered approach.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
ADVISORY (NON-BINDING) RESOLUTION ON EXECUTIVE COMPENSATION.

PROPOSAL FOUR
APPROVAL OF AN ADVISORY (NON-BINDING) RESOLUTION ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
In addition to providing our shareholders with the opportunity to cast an advisory vote on the compensation of our named executive officers (see Proposal 3), we are also seeking a non-binding, advisory vote on how frequently the advisory vote on executive compensation should be presented to shareholders, as required by Section 14A of the Exchange Act. You may vote to have the advisory vote on executive compensation held every one, two or three year(s), or you may abstain from voting.
Our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative and, therefore, our Board recommends that you vote for a one year frequency for the advisory vote on executive compensation. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with their timely feedback on our compensation philosophy, policies and practices. At the Annual Meeting, shareholders will be asked to vote on one of the following advisory (non-binding) resolutions:
RESOLVED, that the shareholders of the Company approve, on an advisory (non-binding) basis hereby approve conducting advisory votes on executive compensation on an annual basis.
RESOLVED, that the shareholders of the Company approve, on an advisory (non-binding) basis hereby approve conducting advisory votes on executive compensation every two years.
RESOLVED, that the shareholders of the Company approve, on an advisory (non-binding) basis hereby approve conducting advisory votes on executive compensation every three years.
The Board of Directors recommends A vote “FOR” the advisory (non-binding) resolution for conducting future advisory votes ON EXECUTIVE COMPENSATION ON A ONE YEAR FREQUENCY.

PROPOSAL FIVE
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee has recommended the appointment of Hall & Company, Certified Public Accountants & Consultants, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Hall and Company, Inc. became the Company’s independent registered public accounting firm on February 29, 2016 and audited our financial statements for 2016 and 2017.
The shareholders are being requested to ratify the appointment of Hall & Company at the Annual Meeting. The Company anticipates that a representative of Hall & Company will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate shareholder questions.
Neither the Company’s Articles of Incorporation nor the Company’s Bylaws require that shareholders ratify the appointment of Hall & Company as the Company’s independent registered public accounting firm. However, we are requesting ratification because we believe it is a matter of good corporate governance. If the Company’s shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Hall and Company, Inc., but may, nonetheless, retain Hall & Company as the Company’s independent registered public accountants. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time if it determines that the change would be in the best interests of the Company and its shareholders.
Vote Required
You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Hall & Company, Certified Public Accountants & Consultants, Inc. as the Company’s independent registered public accounting firm. If shareholders of record do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the ratification of the appointment of Hall and Company as the Company’s independent registered public accounting firm. Abstentions will have the same effect as votes cast against the proposal. Generally, brokers and other nominees that do not receive instructions are entitled to vote on the ratification of the appointment of our independent registered public accounting firm as this is a routine matter.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE REAPPOINTMENT OF Hall and Company, Inc.

PROPOSAL SIX
APPROVAL OF ADJOURNMENT OF THE MEETING
If at the Annual Meeting, the Board determines it is necessary or appropriate to adjourn the Annual Meeting, the Company intends to move to adjourn the Annual Meeting. For example, the Board may make such a determination if the number of shares represented and voting in favor of a proposal is insufficient to adopt or approve such proposal, in order to enable the Board to solicit additional votes in respect of such proposal. If the Board determines that it is necessary or appropriate, it will ask shareholders to vote only upon the proposal to adjourn the Annual Meeting.
In this proposal, shareholders of the Company are asked to authorize the holder of any proxy solicited by the Board to vote in favor of the proposal to adjourn the Annual Meeting to another time and place. If shareholders approve the proposal to adjourn the Annual Meeting, the Company could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional votes, including the solicitation of votes from the shareholders that have previously voted. Among other things, approval of the proposal to adjourn the Annual Meeting could mean that, even if proxies representing a sufficient number of votes against a proposal, the Annual Meeting could be adjourned without a vote on such proposal, and the Company could seek to convince shareholders to change their votes to votes in favor of such proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
The Company’s securities are currently registered under Section 12 of the Exchange Act. As a result, and pursuant to Rule 16a-2, the Company’s directors and officers and holders of 10% or more of its common stock are currently required to file statements of beneficial ownership with regards to their ownership of the Company’s equity securities under Sections 13 or 16 of the Exchange Act. The Company’s officers, directors and beneficial owners of 10% or more of its equity securities became subject to such requirement and to date, to the Company’s knowledge based solely upon a review of Forms 3, 4 and 5 and any amendments thereto furnished to us during the most recent fiscal year, none of such persons has failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain Related-Party Transactions
We describe below the transactions and series of similar transactions, since December 31, 2016, to which we were a participant or will be a participant, in which:
•
transactions in which the amount involved exceeds the lesser of  $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

•
any of the directors, executive officers, holders of more than 5% of capital stock (sometimes referred to as “5% shareholders” below) of the Company or any member of their immediate family had or will have a direct or indirect material interest.

On November 4, 2015, we entered into an agreement (the “DB Option Agreement”) which was amended on March 29, 2016 (the “Amended DB Option Agreement”) and on September 16, 2016 (the “Second Amended DB Option Agreement”), with Infinity Capital, an investment management company, founded and controlled by our Executive Chairman, Michael Feinsod. Pursuant to the Amended DB Option Agreement, we had the right to purchase all of Infinity Capital’s interest in DB Arizona at Infinity Capital’s actual cost, plus $1.00, or $915,001. The interests for which the option was granted were Infinity Capital’s 50% equity interest in the membership interests of DB Arizona, and any outstanding unpaid principal and interest owed on promissory note(s) issued by DB Arizona in favor of Infinity Capital for up to $915,000. In June 2017, we purchased 100% of the ownership interests in GC Finance Arizona LLC (“GC Finance Arizona”) from Infinity Capital for $106,000 in cash. GC Finance Arizona holds a 50% ownership interest in DB Arizona, an $825,000 loan to DB Arizona, and no liabilities. DB Arizona is involved in the production and distribution of Dixie Brands, Inc.’s full line of medical cannabis Dixie Elixirs and Edible products in Arizona. DB Arizona began sales in 2016.
In February 2015, we issued a senior secured note to Infinity Capital, as amended in April 2015, bearing interest at 5% payable monthly in arrears commencing June 30, 2015, until the maturity date of August 31, 2015 (the “Infinity Note”). Infinity Capital, an investment management company, was founded and is controlled by our chairman of the board, Michael Feinsod, a related party. On July 1, 2015, the outstanding principal and interest of  $309,000 was settled by our issuing a 10% private placement note. Subsequent to the settlement on July 1, 2015, we continued to borrow under the Infinity Note. On December 31, 2016, we modified the Infinity Note to (a) aggregate the outstanding principal and interest and (b) extend the due date for principal and interest to September 21, 2018. On January 5, 2018, the Infinity Note was amended to provide that (i) the Company shall pay Infinity Capital on the date thereof the outstanding accrued interest on the Infinity Note as of December 31, 2017, in the amount of  $68,506 and effective as of February 15, 2018, the Company shall pay Infinity Capital on the 15th calendar day of each month the interest that accrued on the Infinity Note during the immediately preceding month; and (ii) Section 2(c) of the Infinity Note, which requires that the Company use the proceeds from any capital raises exceeding $750,000 to pay any outstanding principal and interest due under the Infinity Note, is no longer be applicable. On February 20, 2018, the Company repaid the principal amount of  $1,370,126.00 and the accrued interest of  $3,754.00 on the Infinity Note of  $1,373,880 in full. The Company has no further obligations under the Infinity Note.

SHAREHOLDER PROPOSALS
Proposals to be Included in Proxy Statement
If a shareholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2018 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act, a written copy of the proposal must be received no later than the close of business on March 13, 2018. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act in order to be included in our proxy materials.
Proposals to be submitted for Annual Meeting
To be timely, notice of a shareholder’s intent to present a proposal before an annual meeting of shareholders must be delivered to the secretary of the Company
•
no later than January 21, 2019, (the 90th day prior to the first anniversary of the prior year’s annual meeting), and

•
no earlier than December 21, 2018 (the 120th day prior to the first anniversary of the prior year’s annual meeting).

In the event that the date of the annual meeting differs by more than 30 days from the first anniversary of the preceding year’s annual meeting, then the notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting, and not later than the close of business on the later of  (x) the 90th day prior to such annual meeting or (y) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event will the adjournment or postponement of an annual meeting (or the public announcement) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.
Any shareholder proposal that is not submitted within the applicable time frame will not be eligible for presentation or consideration at the next annual meeting. In addition, if a shareholder does not appear to present his, her or its proposal at such meeting, then such business will not be considered.
Mailing Instructions
Proposals should be delivered to General Cannabis Corp 6565 E. Evans Avenue, Denver, Colorado 80224, Attention: Corporate Secretary. To avoid controversy and establish timely receipt by the Company, it is suggested that shareholders send their proposals by certified mail, return receipt requested.
COMMUNICATION WITH THE BOARD OF DIRECTORS
Shareholders or other parties who wish to contact any of our directors either individually or as a group may do so by writing to Shelly Whitson, Corporate Secretary, General Cannabis Corp 6565 E. Evans Avenue, Denver, Colorado 80224, by telephone at (303) 759-1300 or by email to shelly@generalcann.com specifying whether the communication is directed to the entire Board or to a particular director. Such letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that such communications relate to matters that are within the scope of responsibilities of the Board or a committee.
OTHER BUSINESS
The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Robert L. Frichtel
Chief Executive Officer
Dated: March 13, 2018
Denver, Colorado

APPENDIX A
GENERAL CANNABIS CORP
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

GENERAL CANNABIS CORP.
2014 EQUITY INCENTIVE PLAN,
AS AMENDED
THIS GENERAL CANNABIS CORP. 2014 EQUITY INCENTIVE PLAN, AS AMENDED (the “Plan”) is designed to retain directors, executives and selected employees and consultants and reward them for making contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants (as defined below) with a proprietary interest in the growth and performance of the Company.
1.
Definitions.

(a)
“Board” — The Board of Directors of the Company.

(b)
“Change in Control” — Means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(i)
The acquisition in one transaction by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing 51% or more of outstanding Stock (as defined below) of the Company; provided, however, that a Change in Control as defined in this clause (1) shall not be deemed to occur in connection with any acquisition by the Company, an employee benefit plan of the Company or any Person who immediately prior to the effective date of this Plan is a holder of Stock (a “Current Stockholder”) so long as such acquisition does not result in any Person other than the Company, such employee benefit plan or such Current Stockholder beneficially owning shares or securities representing 51% or more of the outstanding; or

(ii)
Any election has occurred of persons as directors of the Company that causes two-thirds or more of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of this Plan and (ii) persons who were nominated by the Board for election as members of the Board at a time when at least two-thirds of the Board consisted of persons who were members of the Board on the effective date of this Plan; provided, however, that any person nominated for election by the Board when at least two-thirds of the members of the Board are persons described in subclause (i) or (ii) and persons who were themselves previously nominated in accordance with this clause (2) shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in subclause (ii); or

(iii)
Approval by the stockholders of the Company of a reorganization, merger, consolidation or similar transaction (a “Reorganization Transaction”), in each case, unless, immediately following such Reorganization Transaction, more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such Reorganization Transaction in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such Reorganization Transaction; or

(iv)
Approval by the stockholders of the Company of  (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company to a corporation or other entity, unless, with respect to such corporation or other entity, immediately following such sale or other disposition more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such sale or disposition in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such sale or disposition.
(c)
“Code” — The Internal Revenue Code of 1986, as amended from time to time.

(d)
“Committee” — The Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan.

(e)
“Company” — General Cannabis Corp. and its subsidiaries including subsidiaries of subsidiaries.

(f)
“Exchange Act” — The Securities Exchange Act of 1934, as amended from time to time.

(g)
“Fair Market Value” — The fair market value of the Company’s issued and outstanding Stock as determined in good faith by the Board or Committee. If the Stock is then quoted on a securities exchange or automated quotation system, the fair market values of the Company’s issued and outstanding Stock shall be the closing sales price of the Stock on the date of the Grant.

(h)
“Grant” — The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination, or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(i)
“Grant Agreement” — An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(j)
“Option” — Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee.”

(k)
“Participant” — A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(l)
“Restricted Stock Purchase Offer” — A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(m)
“Securities Act” — The Securities Act of 1933, as amended from time to time.

(n)
“Stock” — Authorized and issued or unissued shares of the no par value common stock of the Company.

(o)
“Stock Award” — A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.
Administration.   The Plan shall be administered by the Board, provided, however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder. The Board may authorize one or more Company officers to grant awards subject to such limitations as the Board determines from time to time, subject to applicable laws.

3.
Eligibility.

(a)
General:   The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall comply with the requirements of Rule 16b-3, as promulgated under the Exchange Act.

(b)
Incentive Stock Options:   Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date the Option is granted, in excess of  $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.
(c)
Nonstatutory Option:   The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a “Nonstatutory Option” or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)
Stock Awards and Restricted Stock Purchase Offers:   The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.
Stock.

(a)
Authorized Stock:   Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares:   Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 15,000,000 shares. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares:   The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)
Application of Funds:   The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)
No Obligation to Exercise:   The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options.   Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)
Number of Shares:   Each Option shall state the number of shares to which it pertains.

(b)
Exercise Price:   Each Incentive Stock Option shall state the exercise price, which shall be determined as follows:

(i)
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

The exercise price of each Nonstatutory Stock Option shall be determined at the discretion of the Board of Directors of the Corporation.
(c)
Medium and Time of Payment:   The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)
in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable securities rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the corporations law of the State of Colorado as may be acceptable to the Board.
(d)
Term and Exercise of Options:   Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock

Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.
Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.
(e)
Termination of Status as Employee, Consultant or Director:   If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, within 90 days after such termination (or, in the event of  “termination for good cause” as that term is defined in case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 90 days (except that in the case of  “termination for cause” or removal of a director), the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.
(f)
Disability of Optionee:   If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the ninety (90) day period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee:   If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

(h)
Nontransferability of Option:   No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization:   Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 5(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.
Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.
In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.
To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.
The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.
(j)
Rights as a Shareholder:   An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options:   Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities laws. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Exercise Before Exercise Date:   At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)
Other Provisions:   The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities laws, Colorado corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)
Repurchase Agreement:   The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the applicable state securities laws; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.
Stock Awards and Restricted Stock Purchase Offers.

(a)
Types of Grants.

(i)
Stock Award.   All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.

(ii)
Restricted Stock Purchase Offer.   A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan.

(b)
Conditions and Restrictions.   Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)
Cancellation and Rescission of Grants.   Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i)
A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material, as defined in the Company’s Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii)
A Participant shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)
Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.
(d)
Nonassignability.

(i)
Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)
Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)
Termination of Employment.   If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)
Retirement Under a Company Retirement Plan.   When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company.   When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.

(iii)
Death or Disability of a Participant.

(1)
In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.
(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)
In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.
Change in Control.   Unless otherwise provided in the applicable Grant Agreement, in the event of a Change in Control, 50% of the vesting restrictions applicable to each Participant’s Grant(s) shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates or exercise of Options, i.e. to the extent that a Participant’s Option(s) are unvested, 50% of such unvested portion shall vest.

8.
Investment Intent.   All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (A) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (B) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

9.
Amendment, Modification, Suspension or Discontinuance of the Plan.   The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding

Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.
10.
Tax Withholding.   The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

11.
Availability of Information.   During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

12.
Notice.   Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

13.
Indemnification of Board.   In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof  (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

14.
Governing Law.   The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Colorado and construed accordingly.

15.
Termination Dates.   The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 9.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. PROXYGENERAL CANNABIS CORP6565 E. Evans Avenue, Denver, Colorado 80224(303) 759-1300ANNUAL MEETING OF SHAREHOLDERS – APRIL 20, 2018PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Robert Frichtel and Brian Andrews as proxy, each with full power of substitution, and hereby authorizeseach of Mr. Frichtel and Mr. Andrews to represent and to vote (with discretionary authority as to any and all other business that may properlycome before the meeting), all of the shares of Common Stock of General Cannabis Corp that the shareholder(s) is/are entitled to vote atthe Annual Meeting of Shareholders to be held on April 20, 2018 at 9:00 a.m., Mountain Time at 6565 E. Evans Avenue, Denver, Colorado80224, and at any adjournment, continuation or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONSARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark vote as in this example ☒

Proposal 1 – Election of Directors

	FOR	WITHHOLD
Peter Boockvar	☐	☐
Michael Feinsod	☐	☐
Robert Frichtel	☐	☐
Mark Green	☐	☐
Duncan Levin	☐	☐

CONTROL #

Please indicate whether you plan to attend this meeting: ☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Dated: ______________________________, 2018

____
Signature

____
Signature (Joint Owners)

____
Address Changes/Comments

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Proposal 1 – Election of DirectorsPeter BoockvarMichael FeinsodRobert FrichtelMark GreenDuncan LevinPlease mark vote as in this example Please indicate whether you plan to attend this meeting: oThe Board of Directors recommends a vote FOR Proposal 2.Proposal 2 – To approve an increase to the number of shares authorizedunder the Company’s 2014 Equity Incentive Plan by 5,000,000 shares, to15,000,000 shares.o FOR o AGAINST o ABSTAINThe Board of Directors recommends a vote FOR Proposal 3.Proposal 3 – To approve, on an advisory basis, the Company’s executiveofficer compensation.o FOR o AGAINST o ABSTAINThe Board of Directors recommends a vote of 1 Year for Proposal 4.Proposal 4 – To approve, on an advisory basis, the frequency of futureadvisory votes on executive compensation.o 1 YEAR o 2 YEARS o 3 YEARS o ABSTAINThe Board of Directors recommends a vote FOR Proposal 5.Proposal 5 – To ratify the appointment of Hall & Company, Certified PublicAccountants & Consultants, Inc., as the independent registered publicaccounting firm of the Company for the year ending December 31, 2018.o FOR o AGAINST o ABSTAINThe Board of Directors recommends a vote FOR Proposal 6.Proposal 6 – To approve an adjournment of the meeting, if necessary orappropriate, to solicit additional proxies in favor of the foregoing proposals.o FOR o AGAINST o ABSTAINThe Board of Directors recommends a vote FOR the listed nominees under Proposal 1.THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.FOR WITHHOLDo oo oo oo oo oDated: ________________________________________________, 2018__________________________________________________________Signature__________________________________________________________Signature (Joint Owners)__________________________________________________________Address Changes/CommentsPlease date and sign name exactly as it appears hereon. Executors, administrators,trustees, etc. should so indicate when signing. If the shareholder is a corporation, the fullcorporate name should be inserted and the proxy signed by an officer of the corporationindicating his/her title.CONTROL #